Nuveen Life Funds	Supplement

Nuveen Life Funds

Nuveen Life Large Cap Responsible Equity Fund
Nuveen Life Stock Index Fund

SUPPLEMENT NO. 1
dated June 18, 2024, to the Statutory Prospectus dated May 1, 2024

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of the Nuveen Life Large Cap Responsible Equity Fund and Nuveen Life Stock Index Fund (the “Funds”). Therefore, all references to Mr. Liao are hereby removed from these Funds’ portfolio management team disclosure in the Statutory Prospectus.

Effective June 18, 2024, Nazar Romanyak has been added to the portfolio management team of the Funds listed above. Consequently, the following is hereby added to the sub-sections entitled “Portfolio Managers” in the sections entitled “Portfolio management” on pages 53 and 59 of the Statutory Prospectus:

Name:	Nazar Romanyak, CFA
Title:	Senior Director
Experience on Fund:	since 2024

Additionally, as a result of the portfolio management team changes described above, the following is hereby added to the entries for each Fund in the table of the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Funds” on pages 129 and 130 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
Nazar Romanyak, CFA
Senior Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2002	2024

A41704 (6/24)

Nuveen Life Funds	Supplement

Nuveen Life Funds

SUPPLEMENT NO. 1
dated June 18, 2024, to the Statement of Additional Information (“SAI”) dated May 1, 2024

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of the Nuveen Life Large Cap Responsible Equity Fund and Nuveen Life Stock Index Fund (the “Funds”). Therefore, all references to Mr. Liao are hereby removed from the portfolio management team disclosure for these Funds in the SAI.

Effective June 18, 2024, Nazar Romanyak has been added to the portfolio management team of the Funds listed above. Accordingly, the following is hereby added to the entries for each Fund in the chart appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Funds’ portfolio management” on page 62 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund*
Nuveen Life Large Cap Responsible Equity Fund
Nazar Romanyak**	27	6	6	$170,395	$3,637	$1,824	$0
Nuveen Life Stock Index Fund
Nazar Romanyak**	27	6	6	$169,696	$3,637	$1,824	$0

*	Includes notional amounts awarded in connection with long-term compensation awards described above.
**	This information is as of April 30, 2024.

A41705 (6/24)